UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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VISUAL SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The following is the form of communication that was delivered by Visual Sciences, Inc.’s Chief Executive Officer, James W. MacIntyre, IV, to its customers on January 3, 2008:
We hope that all of you had a wonderful holiday season and a Happy New Year. Here at Visual Sciences, we are excited about the opportunities we think the New Year will bring to us and all of our customers as we join forces with Omniture. I also want to update you on the progress we have made on the acquisition. In December, we passed a major milestone in the process, announcing that the U.S. Federal Trade Commission had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the press release can be found at http://www.omniture.com/press/435). And, on January 17, 2008, Omniture and Visual Sciences are scheduled to hold their respective stockholders meetings to obtain the stockholder approvals necessary for completing the acquisition. Meanwhile, our teams have been working together to build out the integration plan for the combined business and technology and services offerings following the completion of the acquisition. We are excited about the opportunities this merger will bring to our customers including access to a broader range of products and services and a combined company with the resources to invest in technology to serve your expanding needs. Please let us know if you have any questions or if we can be of any assistance. We hope you enjoyed some time with family and friends, and we look forward to talking with you over the next few weeks. Best wishes, Jim MacIntyre CEO, Visual Sciences We respect your privacy | View Responsys’ permission marketing policy | Safely unsubscribe from Visual Sciences email at any time © 2007 Visual Sciences, Inc. | 10182 Telesis Court, San Diego, CA 92121 | 858.546.0040 | www.VisualSciences.com

Safe Harbor Statement
This communication contains forward-looking statements within the meaning of federal securities laws relating to both Visual Sciences, Inc., or Visual Sciences, and Omniture, Inc., or Omniture. These forward-looking statements may include statements about future financial and operating results, Visual Sciences’ ability to complete the proposed merger with Omniture pursuant to the definitive agreement between the parties, the ability to satisfy conditions to closing the merger including obtaining stockholder approvals, the expected synergies and benefits to the combined company and its customers from the Visual Sciences/Omniture merger including market growth opportunities, benefits to customers, partners, employees and investors, the status of the market for on-demand, online business optimization services, and other statements regarding the anticipated future performance of the combined company and the industry in which it operates. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties inherent in Visual Sciences’ business that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include: the possibility that the proposed Visual Sciences/Omniture merger may not be completed as planned or at all; difficulties or delays in obtaining stockholder approvals for the proposed transaction; the possibility that other conditions to closing the proposed transaction will fail to be satisfied; the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected; potential impacts on Visual Sciences’ business, results of operations and common stock price resulting from the proposed merger with Omniture, including but not limited to risks of disruption to Visual Sciences’ business development and sales efforts and disruption and distraction of Visual Sciences’ management and employees from day-to-day operations as a result of the merger; risks associated with contractual limitations on Visual Sciences’ ability to take certain actions as a results of the merger; risks associated with costs to be incurred in connection with the merger; Visual Sciences’ reliance on its web analytics services for the majority of its revenue; risks associated with the blocking or erasing of cookies or limitations on Visual Sciences’ ability to use cookies; Visual Sciences’ limited experience with customer intelligence applications beyond web analytics; risks associated with integrating the operations and products of acquired companies with those of Visual Sciences; privacy concerns and laws or other domestic or foreign regulations that may subject Visual Sciences to litigation or limit its ability to collect and use Internet user information; Visual Sciences’ ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; risks associated with the highly competitive markets in which Visual Sciences operates that could make it difficult for Visual Sciences to acquire and retain customers; the risk that Visual Sciences’ customers fail to renew their agreements; risks associated with Visual Sciences’ indebtedness, including the risk of non-compliance with the covenants in the company’s credit facility; the risk that Visual Sciences’ services may become obsolete in a market with rapidly changing technology and industry standards; risks associated with renaming Visual Sciences and undertaking related branding activities; and other economic, business, competitive, and/or regulatory risks affecting Visual Sciences, Omniture and the combined company, as described in the section entitled “Risk Factors” in the joint proxy statement/prospectus provided to Visual Sciences’ and Omniture’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in their most recent quarterly and annual reports and other filings made by Visual Sciences and by Omniture with the U.S. Securities and Exchange Commission, or SEC. The forward-looking statements in this communication are based on current expectations and neither Visual Sciences nor Omniture assumes any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information About the Merger and Where to Find It
Omniture has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus of Visual Sciences and Omniture and other relevant materials in connection with the proposed transaction. The definitive joint proxy statement/prospectus has been mailed to the stockholders of Visual Sciences and Omniture. Investors and security holders of Visual Sciences and Omniture are urged to read the joint proxy statement/prospectus and the other relevant materials because they will contain important information about Visual Sciences, Omniture and the proposed transaction. The joint proxy statement/prospectus and other relevant materials, and any other documents filed by Visual Sciences or Omniture with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.